February 28, 2019

DREYFUS INVESTMENT FUNDS

-Dreyfus Diversified Emerging Market Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is Dreyfus.  Dreyfus has engaged its affiliate, Mellon, to serve as the fund's subadviser.

The day-to-day management of the portion of the fund's portfolio allocated to the Active Equity Strategy is the responsibility of the Active Equity portfolio management team at Mellon.  The team member primarily responsible for managing this portion of the fund's portfolio is Julianne McHugh.  Ms. McHugh has served as a primary portfolio manager of the fund since November 2015, and is a director and a senior research analyst on the Active Equity Global Research team at Mellon.

The day-to-day management of the portion of the fund's portfolio allocated to the Multi-Factor Equity Strategy is the responsibility of the Multi-Factor Equity portfolio management team at Mellon.  The team members who are jointly and primarily responsible for managing this portion of the fund's portfolio are C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA and Syed A. Zamil, CFA.  Mr. Boggs has served as a primary portfolio manager of the fund since March 2017, and is a director and senior portfolio manager on the Multi-Factor Equity team at Mellon.  Mr. Cazalet has served as a primary portfolio manager of the fund since February 2015, and is a managing director and head of the Multi-Factor Equity team at Mellon.  Mr. Goslin has served as a primary portfolio manager of the fund since January 2014, and is a director and senior portfolio manager on the Multi-Factor Equity team at Mellon.  Mr. Zamil has served as a primary portfolio manager of the fund since March 2017, and is a managing director and global investment strategist for index, multi-asset and multi-factor strategies at Mellon.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the prospectus:

The day-to-day management of the portion of the fund's portfolio allocated to the Active Equity Strategy is the responsibility of the Active Equity portfolio management team at Mellon.  The team member primarily responsible for managing the portion of the fund's portfolio allocated to the Active Equity Strategy is Julianne McHugh, who serves as the primary portfolio manager of the fund.  Ms. McHugh has served as a primary portfolio manager of the fund since November 2015, and is a director and a senior research analyst on the Active Equity Global Research team at Mellon.  She has been employed by Mellon or a predecessor firm of Mellon since 2004.

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